UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2022

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2022, the Board of Directors of Advent Technologies Holdings, Inc. (the “Company”) appointed Lawrence Epstein to serve as a Class II director with a term expiring at the Company’s upcoming 2022 Annual Meeting of Stockholders and Christos Kaskavelis to serve as a Class III director with a term expiring at the Company’s 2023 Annual Meeting of Stockholders.  Mr. Kaskavelis has served as the Company’s Chief Marketing Officer since 2019.

There are no arrangements or understandings between either Mr. Epstein or Mr. Kaskavelis, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Epstein or Mr. Kaskavelis was selected as a director. Neither Mr. Epstein nor Mr. Kaskavelis have any family relationships with any of the Company’s directors or executive officers. Other than as described below, there are no related party transactions between the Company and Mr. Epstein or Mr. Kaskavelis (or any of their respective immediate family members) requiring disclosure under Item 404(a) of Regulation S-K.  In connection with the Company’s business combination, which closed on February 4, 2021, Mr. Kaskavelis was a party to a Voting Agreement, Lock-up Agreement, which expired in February 2022, and Non-Competition Agreement, all of which are described under “Certain Relationships and Related Transactions, and Director Independence” in Item 13 of Part IV of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022 (the “2021 Form 10-K”).

Mr. Epstein will participate in the director compensation arrangements applicable to non-employee directors as described in the Company’s 2021 Form 10-K. In addition, the Company will enter into its standard form of indemnification agreement with each of Mr. Epstein and Mr. Kaskavelis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: April 13, 2022		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel